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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                   May 2, 2003
                Date of Report (Date of earliest reported event)


                                 COLMENA CORP..
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                     0-27842
                            (Commission File Number)


                                   54-1778587
                        (IRS Employer Identification No.)


  Crystal Corporate Center, 2500 North Military Trail, Suite 225-C; Boca Raton,
                                 Florida 33431
               (Address of principal executive offices) (Zip Code)


                                 (561) 998-2031
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.


                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

     By letter dated May 2, 2003, and received by the Registrant on May 5, 2003, Mr. John Muczko, on behalf of the Global Group and Matrix International, Inc., advised the Registrant that Global was terminating the February 21, 2003 letter of intent with the Registrant.

     Copies of a May 1, 2003 letter from the Registrant to counsel for Global/Matrix, the May 2, 2003 letter from Mr. Muczko, and the related press release issued by the Registrant are attached as exhibits to this report and incorporated herein by reference.

ITEM 6.         RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     On May 4, 2003, Charles Champion notified the Registrant that he resigned as a member of the Registrant's Board of directors. The resignation did not involve a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation                Page
of Exhibit                 Number
as Set Forth               or Source of
in Item 601 of             Incorporation
Regulation S-B             By Reference              Description

(99)     .13                    4                    May 1, 2003 letter from the
                                                     Registrant to Counsel for
                                                     Global Matrix.
         .14                    5                    May 2, 2003 letter from Mr
                                                     John Muczko.
         .15                    6                    Press Release.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                  Colmena Corp.

Dated: May 8, 2003          /s/ Anthony Q. Joffe /s/
                         ---------------------------------
                                Anthony Q. Joffe
                                    President

                                    Exhibits